February 28, 2014

NEUBERGER BERMAN SHORT DURATION HIGH INCOME FUND

SUMMARY PROSPECTUS
Class A Shares (NHSAX), Class C Shares (NHSCX), Institutional Class Shares (NHSIX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at: for Class A shares, http://www.nb.com/fixedincomefunds/a; for Class C shares, http://www.nb.com/fixedincomefunds/c; or for Institutional Class shares, http://www.nb.com/fixedincomefunds/institutional. You can also get this information at no cost by calling 877-628-2583 (Class A and Class C) or 800-366-6264 (Institutional Class), or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated February 28, 2014 (as each may be amended or supplemented), are incorporated herein by reference.

GOAL

The Fund seeks a high level of current income consistent with capital preservation.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 105 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 In Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	4.25	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.72	0.72	0.60
Distribution (12b-1) fees	0.25	1.00	None
Other expenses	0.77	2.08	0.58
Total annual operating expenses	1.74	3.80	1.18
Fee waiver and/or expense reimbursement	0.62	1.93	0.43
Total annual operating expenses after fee waiver and/or expense reimbursement2	1.12	1.87	0.75

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$534	$766	$1,152	$2,232
Class C (assuming redemption)	$290	$588	$1,431	$3,631
Class C (assuming no redemption)	$190	$588	$1,431	$3,631
Institutional Class	$77	$240	$517	$1,310

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.12%, 1.87% and 0.75% of average net assets, respectively. Each of these undertakings lasts until 10/31/2017 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.12%, 1.87% and 0.75% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

NEUBERGER BERMAN SHORT DURATION HIGH INCOME FUND	February 28, 2014

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets in a diversified portfolio of U.S. dollar-denominated, below investment grade debt securities (commonly called “junk bonds”) and floating rate senior secured loans issued by U.S. and foreign corporations, partnerships, and other business entities (“High Yield Securities”). For purposes of this Fund, High Yield Securities are generally defined as those debt securities and loans that, at the time of investment, are rated below the lowest investment grade category (BBB- by Standard & Poor’s (“S&P”), Baa3 by Moody’s Investors Service (“Moody’s”), or comparably rated by at least one independent credit rating agency) or, if unrated, determined by the Portfolio Managers to be of comparable quality.

The Fund may also invest in participation interests in loans that are generally deemed to be High Yield Securities.

Although it may invest in securities of any maturity, the Fund normally seeks to maintain a weighted average portfolio duration of three years or less. The Fund endeavors to manage credit risk and minimize interest rate risk through disciplined credit analysis and emphasis on short-term and intermediate-term maturities. The Fund intends to focus, among other things, on issuer cash flows, management and sources of repayment and decrease exposure to securities with deteriorating fundamentals and financials. The Fund invests its assets in a broad range of issuers and industries.

The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund is suitable for investors who seek current income with capital preservation and who are comfortable with the risks associated with investing in a portfolio made up mainly of short duration High Yield Securities.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in High Yield Securities (as defined above) without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the high-yield bond and loan market. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. While this Fund may have a shorter duration than many other income funds, this Fund is not intended to operate like a money market fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment.

NEUBERGER BERMAN SHORT DURATION HIGH INCOME FUND	February 28, 2014

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. In general, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Interest rates have been unusually low in recent years. Floating rate securities (including loans) can be less sensitive to interest rate changes.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities before or after the market anticipates such payments, shortening or lengthening their duration. An increase in market interest rates would likely extend the effective duration of certain debt securities, thereby magnifying the effect of the rate increase on the securities’ price. Floating rate securities can be less sensitive to prepayment risk.

Call Risk. When interest rates are low, issuers will often repay the obligation underlying a “callable security” early, in which case the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest.

Loan Interests Risk. Loans generally are subject to restrictions on transfer, and the Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Loans may be difficult to value. Senior secured loans are secured by collateral and generally are subject to restrictive covenants in favor of the lenders or security holders, including the Fund, that invest in them. In most loan agreements there is no formal requirement to pledge additional collateral. Therefore, there is a risk that the value of the collateral securing a loan may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund. If the Fund acquires a participation interest in a loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions.

Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading and financial partners.

NEUBERGER BERMAN SHORT DURATION HIGH INCOME FUND	February 28, 2014

Sector Risk. To the extent the Fund invests more heavily in particular bond market sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Restricted Securities Risk. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to the Fund.

Illiquid Investments Risk. Illiquid investments may be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and/or may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of debt securities have been reduced. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the situation in the markets is widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

NEUBERGER BERMAN SHORT DURATION HIGH INCOME FUND	February 28, 2014

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the last calendar year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
5.73
Best quarter: Q3 ‘13, 2.66% Worst quarter: Q2 ‘13, -1.46%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/13*
	1 Year	Since Inception (9/28/2012)
Short Duration High Income Fund
Institutional Class Return Before Taxes	5.73	6.17
Institutional Class Return After Taxes on Distributions	3.78	4.22
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	3.10	3.68
Class A Return Before Taxes	0.92	2.31
Class C Return Before Taxes	3.66	5.09
BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	7.23	7.94
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*	Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman Fixed Income LLC (NBFI) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Ann H. Benjamin (Managing Director of NBM and NBFI), Thomas P. O’Reilly (Managing Director of NBM and NBFI), Russ Covode (Managing Director of NBM and NBFI) and Daniel Doyle, CFA (Managing Director of

NEUBERGER BERMAN SHORT DURATION HIGH INCOME FUND	February 28, 2014

NBM and NBFI). Ms. Benjamin, Mr. O’Reilly and Mr. Covode have co-managed the Fund since inception. Mr. Doyle has co-managed the Fund since February 2014.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, Class A and Class C shares of the Fund are also available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. ©2014 Neuberger Berman Management LLC. All rights reserved.

NEUBERGER BERMAN SHORT DURATION HIGH INCOME FUND	February 28, 2014

SEC File Number: 811-03802
M0200 02/14